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                                                                EXECUTION COPY

                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of May 17, 2002 (this "Amendment"), to the FIVE-YEAR REVOLVING CREDIT AGREEMENT, dated as of June 8, 2001 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among CSX CORPORATION, a Virginia corporation, as Borrower, the LENDERS parties thereto, CITIBANK, N.A. and THE BANK OF NOVA SCOTIA, as Co-Syndication Agents, CREDIT SUISSE FIRST BOSTON and MIZUHO FINANCIAL GROUP, as Co-Documentation Agents, and JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN BANK), as Administrative Agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower; and

                  WHEREAS, the Borrower has requested and, upon this Amendment becoming effective, the Lenders have agreed, to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS

                  1.1 Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given such terms in the Credit Agreement.

                   SECTION 2. AMENDMENTS TO CREDIT AGREEMENT

                  2.1 Amendment to Section 3.07. Section 3.07 of the Credit Agreement is hereby amended by inserting after the phrase "all laws, regulations and orders" in such Section the parenthetical "(other than Environmental Laws)".

                  2.2 Amendment of Section 4.02. Section 4.02(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof a new Section 4.02(a) to read in its entirety as follows:

                  (a) The representations and warranties of the Borrower set forth in this Agreement (other than the representations and warranties set forth in Sections 3.04(b) and 3.06) shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.



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                  2.3   New Section 6.10. Article VI of the Credit Agreement is
hereby amended by adding at the end of such Article the following new
Section 6.10:

                  SECTION 6.10. Final Asset Division. Notwithstanding any provision to the contrary in Article VI (but without prejudice to Sections 6.05, 6.08 and 6.09), the Borrower and its Subsidiaries shall be permitted to incur, assume, refinance, replace, guarantee or otherwise assume direct or indirect responsibility for the payment of the Allocable CSX/NS Debt (calculated without giving effect to clause
         (c) of the proviso to the definition thereof) or Allocable CSX/NS Attributable Debt (calculated without giving effect to clause (c) of the proviso to the definition thereof) of the CSX/NS Acquisition Sub Entities in connection with the final asset division contemplated by the CSX/NS Agreement, either on an unsecured basis or secured by Liens on the assets of any CSX/NS Acquisition Sub Entity (whether such assets remain assets of such CSX/NS Acquisition Sub Entity or are acquired by the Borrower or any of its Subsidiaries) and any resulting Debt, Lien or, to the extent applicable, Sale/Leaseback Transaction of the Borrower or any of its Subsidiaries shall not be included for purposes of determining compliance with the limitations contained in Sections 6.01(e), 6.02(f) and 6.03(c).

                            SECTION 3. MISCELLANEOUS

                  3.1 Limited Effect. Except as expressly amended, modified and supplemented hereby, the Credit Agreement is, and shall remain, in full force and effect in accordance with its terms.

                  3.2 Effectiveness. This Amendment shall become effective as of the date hereof upon (a) receipt by the Administrative Agent of a counterpart hereof duly executed by the Borrower and the Majority Lenders and (b) payment by the Borrower to the Administrative Agent of an amendment fee, for the account of each Lender that executes and delivers a counterpart hereof on or prior to 5:00 p.m., New York City time, on May 17, 2002, in an amount equal to 0.02% of the aggregate amount of each such Lender's Commitment.

                  3.3 Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Article III of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

                  3.4 Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  3.5 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGA-TIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRE-TED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                CSX CORPORATION,
                                   as Borrower

                                By: __________________________

                                    Title:

                                JPMORGAN CHASE BANK,
                                   as Administrative Agent and as a Lender,

                                By: __________________________

                                    Title:

                                 CITIBANK, N.A.,
                                   as Co-Syndication Agent and as a Lender,

                                By: __________________________

                                   Title:

                                THE BANK OF NOVA SCOTIA,

                                   as Co-Syndication Agent and as a Lender,

                                By: __________________________

                                    Title:

                                CREDIT SUISSE FIRST BOSTON,
                                   as Co-Documentation Agent and as a Lender,

                                By: __________________________

                                    Title:

                                By: __________________________

                                    Title:

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                                MIZUHO CORPORATE BANK, LTD.

                                By: __________________________

                                    Title:

                                PNC BANK, NATIONAL ASSOCIATION

                                By: __________________________

                                    Title:

                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                By: __________________________

                                    Title:

                                THE BANK OF NEW YORK

                                By: __________________________

                                    Title:

                                BANK ONE, NA

                                By: __________________________

                                    Title:

                                WACHOVIA BANK, NATIONAL ASSOCIATION

                                By: __________________________

                                    Title:

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                                FLEET NATIONAL BANK

                                By: __________________________

                                    Title:

                                SUNTRUST BANK, A GEORGIA BANK

                                By: __________________________

                                    Title:

                                UBS AG, STAMFORD BRANCH

                                By: __________________________

                                    Title:

                                By: __________________________

                                    Title:

                                DEUTSCHE BANK AG NEW YORK BRANCH

                                By: __________________________

                                    Title:

                                By: __________________________

                                    Title:

                                THE MITSUBISHI TRUST AND BANKING CORPORATION

                                By: __________________________

                                    Title:

                                THE NORTHERN TRUST COMPANY

                                By: __________________________

                                    Title:

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                                FIFTH THIRD BANK

                                By: __________________________

                                    Title:

                                UFJ BANK LIMITED

                                By: __________________________

                                    Title: